MERRILL LYNCH LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account C Supplement Dated January 23, 2009 to the Prospectus For CONSULTS ANNUITY® (Dated May 1, 2008)	ML LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account C Supplement Dated January 23, 2009 to the Prospectus For CONSULTS ANNUITY® (Dated May 1, 2008)
Effective January 23, 2009, the subadviser for the Roszel/Loomis Sayles Large Cap Growth Portfolio of the MLIG Variable Insurance Trust has changed from Loomis Sayles & Company, LP to Marsico Capital Management, LLC. As a result of this change, the name of the fund has also changed from Roszel/Loomis Sayles Large Cap Growth Portfolio to Roszel/Marsico Large Cap Growth Portfolio II.
Effective on or about March 13, 2009 (“Merger Date”) the Roszel/Marsico Large Cap Growth Portfolio II will merge into the Roszel/Marsico Large Cap Growth Portfolio.
If you do no wish to be allocated to the Roszel/Marsico Large Cap Growth Portfolio, you may reallocate your contract value to another subaccount. You will not be charged for the transfer from the Roszel/Marsico Large Cap Growth Portfolio to another subaccount if the transfer is made prior to or up to 30 days after the Merger Date. This reallocation will not count as a transfer for purposes of any free transfers that you receive each contract year.